                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
                (Name of Registrant as Specified in its Charter)

  ____________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction :

    (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 1, 2008

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:30 p.m., Central Time, on Monday, December 1, 2008, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

     3.   To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on October 13, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

October 24, 2008                                           Kathleen L. Prudhomme
                                                           Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 1, 2008

     The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, December 1, 2008, and any adjournments thereof.

     The investment advisor for the Funds is FAF Advisors, Inc. (the "Advisor"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on or about October 24, 2008. Representatives of the Advisor may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

     For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

     If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only shareholders of record of each Fund on October 13, 2008 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                 AMERICAN                        FIRST AMERICAN
                 MUNICIPAL      MINNESOTA           MINNESOTA
                  INCOME     MUNICIPAL INCOME   MUNICIPAL INCOME   AMERICAN INCOME
                 PORTFOLIO       PORTFOLIO           FUND II             FUND
                ----------   ----------------   ----------------   ---------------
Common Shares    5,756,267       4,146,743         1,472,506          9,454,221
Preferred
   Shares            1,740           1,244               520               None

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 13, 2008, except as follows:

                                                      NUMBER OF
                                                       SHARES
                        NAME AND ADDRESS OF           OF COMMON    PERCENTAGE OWNERSHIP OF
FUND                      BENEFICIAL OWNER              STOCK           COMMON STOCK
---------------   -------------------------------   ------------   -----------------------
American Income   Sit Investment Associates, Inc.     2,462,292*            26.04%
Fund              and affiliated entities ("Sit")
                  4600 Wells Fargo Center
                  Minneapolis, MN

* Based on an amended Schedule 13G filing of Sit made on December 31, 2007, which indicates that Sit has sole voting power and sole dispositive power with respect to such shares.

     Copies of each Fund's most recent annual report are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     American Income Fund. The shareholders of American Income Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the Fund unless such authority has been withheld in the proxy.

     Municipal Bond Funds. The shareholders of each Municipal Bond Fund will be asked to elect nine nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining seven directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Victoria J. Herget, John P. Kayser, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

     Biographical Information. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 54 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                    NUMBER OF
                    POSITION                                                       PORTFOLIOS
                      HELD                                                           IN FUND           OTHER
                      WITH                                     PRINCIPAL             COMPLEX       DIRECTORSHIPS
NAME AND              THE       TERM OF OFFICE* AND       OCCUPATION(S) DURING     OVERSEEN BY        HELD BY
YEAR OF BIRTH         FUNDS    LENGTH OF TIME SERVED          LAST 5 YEARS           DIRECTOR       DIRECTOR**
-----------------   --------   ---------------------   -------------------------   -----------   ----------------
Benjamin R. Field   Director   Mr. Field has served    Retired; Senior Financial        62       None
III                            as a director of each   Advisor, Bemis Company,
(1938)                         of the Funds since      Inc. from May 2002
                               September 2003. Fund    through February 2004.
                               directors serve for a
                               one-year term that
                               expires at the next
                               annual meeting of
                               shareholders.

                                                                                    NUMBER OF
                    POSITION                                                       PORTFOLIOS
                      HELD                                                           IN FUND           OTHER
                      WITH                                     PRINCIPAL             COMPLEX       DIRECTORSHIPS
NAME AND               THE      TERM OF OFFICE* AND       OCCUPATION(S) DURING     OVERSEEN BY        HELD BY
YEAR OF BIRTH         FUNDS    LENGTH OF TIME SERVED          LAST 5 YEARS           DIRECTOR       DIRECTOR**
-----------------   --------   ---------------------   -------------------------   -----------   ----------------
Roger A. Gibson     Director   Mr. Gibson has served   Director,                        62       None
(1946)                         as a director of each   Charterhouse Group, Inc.,
                               of the Municipal Bond   a private equity firm,
                               Funds since August      since October 2005; Vice
                               1998 and of American    President and Chief
                               Income Fund since       Operating Officer, Cargo
                               October 2000. Fund      - United Airlines, from
                               directors serve for a   July 2001 through
                               one-year term that      retirement in July 2004.
                               expires at the next
                               annual meeting of
                               shareholders.

Victoria J.         Director   Ms. Herget has served   Investment consultant and        62       None
Herget                         as a director of each   non-profit board member
(1951)                         of the Funds since      since 2001.
                               September 2003. Fund
                               directors serve for a
                               one-year term that
                               expires at the next
                               annual meeting of
                               shareholders.

John P. Kayser      Director   Mr. Kayser has served   Retired; Principal from          62       None
(1949)                         as a director of each   1983 to 2004, William
                               of the Funds since      Blair & Company, LLC, a
                               October 2006. Fund      Chicago-based investment
                               directors serve for a   firm.
                               one-year term that
                               expires at the next
                               annual meeting of
                               shareholders.

Leonard W.          Director   Mr. Kedrowski has       Owner and President,             62       None
Kedrowski                      served as a director    Executive and Management
(1941)                         of each of the          Consulting, Inc., a
                               Municipal Bond Funds    management consulting
                               since August 1998 and   firm; Board member, GC
                               of American Income      McGuiggan Corporation
                               Fund since October      (dba Smyth Companies), a
                               2000. Fund directors    label printer; former
                               serve for a one-year    Chief Executive Officer,
                               term that expires at    Creative Promotions
                               the next annual         International, LLC, a
                               meeting of              promotional award
                               shareholders.           programs and products
                                                       company, through October
                                                       2003.

                                                                                    NUMBER OF
                    POSITION                                                       PORTFOLIOS
                      HELD                                                           IN FUND           OTHER
                      WITH                                     PRINCIPAL             COMPLEX       DIRECTORSHIPS
NAME AND              THE       TERM OF OFFICE* AND       OCCUPATION(S) DURING     OVERSEEN BY        HELD BY
YEAR OF BIRTH         FUNDS    LENGTH OF TIME SERVED          LAST 5 YEARS           DIRECTOR       DIRECTOR**
-----------------   --------   ---------------------   -------------------------   -----------   ----------------
Richard K.          Director   Mr. Riederer has        Owner and Chief Executive        62       Cleveland-Cliffs
Riederer                       served as a director    Officer, RKR Consultants,                 Inc. (a
(1944)                         of each of the Funds    Inc., a consulting                        producer
                               since August 2001.      company providing advice                  of iron
                               Fund directors serve    on business strategy,                     ore
                               for a one-year term     mergers and acquisitions,                 pellets)
                               that expires at the     and non-profit board
                               next annual meeting     member since 2005.
                               of shareholders.

Joseph D. Strauss   Director   Mr. Strauss has         Attorney At Law, Owner           62       None
(1940)                         served as a director    and President, Strauss
                               of each of the          Management Company, a
                               Municipal Bond Funds    Minnesota holding company
                               since August 1998 and   American    for various
                               of Income Fund since    organizational management
                               October 2000. Fund      business ventures; Owner,
                               directors serve for a   Chairman and Chief
                               one-year term that      Executive Officer,
                               expires at the next     Community Resource
                               annual meeting of       Partnerships, Inc., a
                               shareholders.           strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning
                                                       and public relations
                                                       organization; Owner,
                                                       Chairman and Chief
                                                       Executive Officer,
                                                       Excensus(TM), LLC, a
                                                       strategic demographic
                                                       planning and application
                                                       development firm, since
                                                       2001.

Virginia L.         Chair;     Ms. Stringer has        Governance consultant            62       None
Stringer            Director   served as a director    and non-profit board
(1944)                         of each of the          member; former Owner
                               Municipal Bond Funds    and President, Strategic
                               since August 1998 and   Management Resources,
                               of American Income      Inc., a management
                               Fund since October      consulting firm;
                               2000. Fund directors    Executive Consultant for
                               serve for a one-year    State Farm Insurance
                               term that expires at    Company through 2003.
                               the next annual
                               meeting of
                               shareholders.

                                                                                    NUMBER OF
                    POSITION                                                       PORTFOLIOS
                      HELD                                                           IN FUND           OTHER
                      WITH                                     PRINCIPAL             COMPLEX       DIRECTORSHIPS
NAME AND              THE       TERM OF OFFICE* AND       OCCUPATION(S) DURING     OVERSEEN BY        HELD BY
YEAR OF BIRTH         FUNDS    LENGTH OF TIME SERVED          LAST 5 YEARS           DIRECTOR       DIRECTOR**
-----------------   --------   ---------------------   -------------------------   -----------   ----------------
James M. Wade       Director   Mr. Wade has served as  Owner and President, Jim         62       None
(1943)                         a director of each of   Wade Homes, a
                               the Funds since August  homebuilding company.
                               2001. Fund directors
                               serve for a one-year
                               term that expires at
                               the next annual
                               meeting of
                               shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     There were five meetings of the Board of Directors during the fiscal year ended August 31, 2008. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

     The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

     The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was attached as an appendix to the proxy statement for last year's annual shareholder meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2008.

     The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex officio). The Pricing Committee met four times during the fiscal year ended August 31, 2008.

     The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met five times during the fiscal year ended August 31, 2008. The Governance Committee Charter was attached as an appendix to the proxy statement for last year's annual shareholder meeting.

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

     The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

     The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

     Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

     The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Seven of the directors standing for re-election attended the Funds' 2007 annual shareholder meeting in person.

DIRECTOR COMPENSATION

     The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending, in-person, the Board or committee meeting. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling, on behalf of a fund in the Fund Complex, out of town on fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2008.

                                          AGGREGATE       AGGREGATE
                                        COMPENSATION    COMPENSATION
                          AGGREGATE         FROM         FROM FIRST                         TOTAL
                        COMPENSATION      MINNESOTA       AMERICAN        AGGREGATE     COMPENSATION
                        FROM AMERICAN     MUNICIPAL       MINNESOTA      COMPENSATION     FROM FUND
                          MUNICIPAL        INCOME         MUNICIPAL     FROM AMERICAN   COMPLEX PAID
                           INCOME         PORTFOLIO    INCOME FUND II    INCOME FUND    TO DIRECTORS
NAME OF DIRECTOR        PORTFOLIO (1)       (2)              (3)             (4)           (5)(6)
----------------        -------------   ------------   --------------   -------------   ------------
Benjamin R. Field III       $1,887         $1,887          $1,887           $1,887        $125,250
Roger A. Gibson              2,016          2,016           2,016            2,016         134,500
Victoria J. Herget           2,051          2,051           2,051            2,051         137,250
John P. Kayser               1,865          1,865           1,865            1,865         123,750
Leonard W. Kedrowski         2,106          2,106           2,106            2,106         141,000
Richard K. Riederer          1,853          1,853           1,853            1,853         123,000
Joseph D. Strauss            2,020          2,020           2,020            2,020         134,250
Virginia L. Stringer         3,304          3,304           3,304            3,304         219,250
James M. Wade                1,872          1,872           1,872            1,872         124,250

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $26,900; Victoria J. Herget, $41,175; Leonard W. Kedrowski, $45,000; and Joseph D. Strauss, $6,619.

(6) As of August 31, 2008, the Fund Complex consisted of 54 open-end funds (which are portfolios of four investment companies) and eight closed-end investment companies, totaling 62 funds, managed by the Advisor, including the Funds.

DIRECTOR SHAREHOLDINGS

     The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                         Dollar Range of Equity    Aggregate Dollar Range of Equity
Name of Director        Securities in the Funds    Securities in the Fund Complex*
---------------------   ------------------------   --------------------------------
Benjamin R. Field III   None                       Over $100,000
Roger A. Gibson         None                       Over $100,000
Victoria J. Herget      None                       Over $100,000
John P. Kayser          None                       Over $100,000
Leonard W. Kedrowski    First American Minnesota   Over $100,000
                        Municipal Income Fund
                        II:$1-$10,000
Richard K. Riederer     None                       Over $100,000
Joseph D. Strauss       None                       Over $100,000
Virginia L. Stringer    None                       Over $100,000
James M. Wade           None                       Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2008.

     To the knowledge of the Funds, as of October 13, 2008, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment advisor. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Advisor or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     Although the Funds are no longer required by law to submit the selection of their independent public accountants to shareholders for ratification, the Board of Directors has elected to continue to do so. If this selection is not ratified, the Board of Directors will consider what action to take, including possibly resubmitting the selection to shareholders, continuing the engagement of Ernst & Young, or retaining a different independent public accountant.

AUDIT COMMITTEE REPORT

     The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Funds' independent accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Benjamin R. Field II
                                        John P. Kayser
                                        Richard K. Riederer
                                        Virginia L. Stringer (ex officio)

FEES PAID TO ERNST & YOUNG

     Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                                     Fiscal year     Fiscal year
                                                    ended 8/31/08   ended 8/31/07
                                                    -------------   -------------
American Municipal Income Portfolio                    $19,754         $23,038
Minnesota Municipal Income Portfolio                   $19,754         $23,038
First American Minnesota Municipal Income Fund II      $19,754         $23,038
American Income Fund                                   $22,875         $27,367

     Audit-Related Fees. Ernst & Young's fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures.

                                                     Fiscal year     Fiscal year
                                                    ended 8/31/08   ended 8/31/07
                                                    -------------   -------------
American Municipal Income Portfolio                    $1,862           $1,896
Minnesota Municipal Income Portfolio                   $1,862           $1,896
First American Minnesota Municipal Income Fund II      $1,862           $1,896
American Income Fund                                   $2,156           $2,251

     Tax Fees. Ernst & Young's fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews and tax distribution analysis and planning.

                                                     Fiscal year     Fiscal year
                                                    ended 8/31/08   ended 8/31/07
                                                    -------------   -------------
American Municipal Income Portfolio                    $10,463          $3,770
Minnesota Municipal Income Portfolio                   $10,463          $3,770
First American Minnesota Municipal Income Fund II      $10,463          $3,770
American Income Fund                                   $11,065          $4,476

     All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Advisor and entities controlling, controlled by or under common control with the Advisor that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                                     Fiscal year     Fiscal year
                                                    ended 8/31/08   ended 8/31/07
                                                    -------------   -------------
American Municipal Income Portfolio                    $162,488        $43,615
Minnesota Municipal Income Portfolio                   $162,488        $43,615
First American Minnesota Municipal Income Fund II      $162,488        $43,615
American Income Fund                                   $163,384        $44,676

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                              OFFICERS OF THE FUNDS

         Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below.
Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                    POSITION
NAME AND            HELD WITH      TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH       THE FUNDS     LENGTH OF TIME SERVED                FIVE YEARS
--------------   --------------   ---------------------   ------------------------------------
Thomas S.        President        Since February 2001     Chief Executive Officer of the
Schreier, Jr.                                             Advisor; Chief Investment Officer of
(1962)                                                    the Advisor since September 2007.

Jeffery M.       Vice             Since March 2000        Senior Vice President of the Advisor
Wilson           President --                             since May 2001.
(1956)           Administration

David H. Lui     Chief            Since March 2005        Chief Compliance Officer for First
(1960)           Compliance                               American Funds and the Advisor since
                 Officer                                  March 2005. Prior thereto, Chief
                                                          Compliance Officer, Franklin
                                                          Advisers, Inc. and Chief Compliance
                                                          Counsel, Franklin Templeton
                                                          Investments from March 2004 to March
                                                          2005. Prior to that, Vice President,
                                                          Charles Schwab & Co., Inc.

                    POSITION
NAME AND            HELD WITH      TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH       THE FUNDS     LENGTH OF TIME SERVED                FIVE YEARS
--------------   --------------   ---------------------   ------------------------------------
Mark D. Corns    Anti-Money       Since September 2008    Director of Compliance of the
(1963)           Laundering                               Advisor since June 2006; Compliance
                 Officer                                  Manager of the
                                                          Advisor from January
                                                          2005 to June 2006;
                                                          prior thereto,
                                                          Compliance Manager,
                                                          OppenheimerFunds,
                                                          Inc.

Charles D.       Treasurer        Since December 2004     Mutual Funds Treasurer for the
Gariboldi, Jr.                                            Advisor since October 2004; prior
(1959)                                                    thereto, Vice President for
                                                          Investment Accounting and Fund
                                                          Treasurer for Thrivent Financial for
                                                          Lutherans.

Jill M.          Assistant        Since September 2005    Mutual Funds Assistant Treasurer for
Stevenson        Treasurer                                the Advisor since September 2005;
(1965)                                                    prior thereto, Director and Senior
                                                          Project Manager for the Advisor from
                                                          May 2003 to September 2005.

Kathleen L.      Secretary        Since December 2004;    Deputy General Counsel of the
Prudhomme                         Assistant Secretary     Advisor since November 2004; prior
(1953)                            of the Funds from       thereto, Partner, Dorsey & Whitney
                                  September 1999 to       LLP, a Minneapolis-based law firm.
                                  December 2004

Richard J.       Assistant        Since June 2006 and     Counsel for the Advisor since May
Ertel            Secretary        from June 2003 to       2006; prior thereto, Counsel,
(1967)                            August 2004             Ameriprise Financial Services, Inc.
                                                          from September 2004 to May 2006;
                                                          prior thereto, Counsel, FAF
                                                          Advisors, Inc. from May 2003 to
                                                          August 2004.

James D. Alt*    Assistant        Since December          Partner, Dorsey & Whitney LLP, a
(1951)           Secretary        2004;  prior            Minneapolis-based law firm.
Dorsey &                          thereto, Secretary
Whitney LLP                       of the Funds from
50 South Sixth                    June 2002 to
Street, Suite                     December 2004 and
1500                              Assistant Secretary
Minneapolis,                      of the Funds from
MN 55402                          September 1998 to
                                  June 2002

----------
* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Advisor and companies affiliated with the Advisor, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than June 26, 2009. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 9, 2009. If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.

Dated: October 24, 2008

                                        Kathleen L. Prudhomme
                                        Secretary

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Monday, December 1, 2008
at 2:30 p.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                    Book 1

                                                    Cusip Numbers:
                                                    027649-10-2      027649-20-1
                                                    604062-10-9      027649-30-0
                                                    604062-20-8      604062-30-7
                                                    02672T-10-9      31849P-10-4
                                                    31849P-20-3

                                                    002CS62305

            AMERICAN INCOME FUND, INC.                                                                (BAR CODE)

                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2                                                     ELECTRONIC VOTING INSTRUCTIONS
            ADD 3
            ADD 4                                                     YOU CAN VOTE BY INTERNET OR TELEPHONE!
            ADD 5                                                     AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
            ADD 6
                                                                      Instead of mailing your proxy, you may choose one
            (BAR CODE)                                                of the two voting methods outlined below to vote
                                                                      your proxy.

                                                                      VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                      PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE
                                                                      RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1,
                                                                      2008.

                                                                      (GRAPHIC) VOTE BY INTERNET
                                                                                -    Log on to the internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                -    Follow the steps outlined on the
                                                                                     secured website

                                                                      (GRAPHIC) VOTE BY TELEPHONE
                                                                                -    Call toll free 1-800-652-VOTE (8683)
                                                                                     within the United States, Canada &
                                                                                     Puerto Rico any time on a touch tone
                                                                                     telephone. There is NO CHARGE to you
                                                                                     for the call.

Using a BLACK INK pen, mark your votes with an X as shown in                    -    Follow the instructions provided by the
this example. Please do not write outside the designated                             message
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD                                                123456           C0123456789          12345
============================================================================================================================
   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson        03 - Victoria J. Herget
                          04 - John P. Kayser          05 - Leonard W. Kedrowski   06 - Richard K. Riederer              +
                          07 - Joseph D. Strauss       08 - Virginia L. Stringer   09 - James M. Wade

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07   08   09
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 4 9 1                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUOA

  (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                        PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
-------------------------------------------------------------------------------------------------------------------------





=========================================================================================================================
PROXY -- AMERICAN INCOME FUND, INC.
=========================================================================================================================

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and
each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and atany adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS
THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO
SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            AMERICAN MUNICIPAL                                                                        (BAR CODE)
            INCOME PORTFOLIO INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2                                                     ELECTRONIC VOTING INSTRUCTIONS
            ADD 3
            ADD 4                                                     YOU CAN VOTE BY INTERNET OR TELEPHONE!
            ADD 5                                                     AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
            ADD 6
                                                                      Instead of mailing your proxy, you may choose one
            (BAR CODE)                                                of the two voting methods outlined below to vote
                                                                      your proxy.

                                                                      VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                      PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE
                                                                      RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1,
                                                                      2008.

                                                                      (GRAPHIC) VOTE BY INTERNET
                                                                                -    Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                -    Follow the steps outlined on the
                                                                                     secured website.

                                                                      (GRAPHIC) VOTE BY TELEPHONE
                                                                                -    Call toll free 1-800-652-VOTE (8683)
                                                                                     within the United States, Canada &
                                                                                     Puerto Rico any time on a touch tone
                                                                                     telephone. There is NO CHARGE to you
                                                                                     for the call.

Using a BLACK INK pen, mark your votes with an X as shown in                    -    Follow the instructions provided by the
this example. Please do not write outside the designated                             recorded message.
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD                                                123456           C0123456789          12345
============================================================================================================================
   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors:   01 - Benjamin R. Field III   02 - Victoria J. Herget   03 - John P. Kayser
                            04 - Richard K. Riederer     05 - Joseph D. Strauss    06 - Virginia L. Stringer
                            07 - James M. Wade                                                                             +

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 4 8 1                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUSA                                                                                                         +

   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------






============================================================================================================================
PROXY - AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
============================================================================================================================

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF
NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM
IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF
THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND
FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            AMERICAN MUNICIPAL                                                                        (BAR CODE)
            INCOME PORTFOLIO INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            (BAR CODE)






















Using a BLACK INK pen, mark your votes with an X as shown in this example. Please do not write outside the designated
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD
============================================================================================================================
      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson        03 - Victoria J. Herget
                          04 - John P. Kayser          05 - Leonard W. Kedrowski   06 - Richard K. Riederer                +
                          07 - Joseph D. Strauss       08 - Virginia L. Stringer   09 - James M. Wade

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07   08   09
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 4 8 3                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUVA                                                                                                          +

      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------





============================================================================================================================
PROXY -- AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
============================================================================================================================

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Income Portfolio, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS
THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO
SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            MINNESOTA MUNICIPAL                                                                       (BAR CODE)
            INCOME PORTFOLIO INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2                                                     ELECTRONIC VOTING INSTRUCTIONS
            ADD 3
            ADD 4                                                     YOU CAN VOTE BY INTERNET OR TELEPHONE!
            ADD 5                                                     AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
            ADD 6
                                                                      Instead of mailing your proxy, you may choose one
            (BAR CODE)                                                of the two voting methods outlined below to vote
                                                                      your proxy.

                                                                      VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                      PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE
                                                                      RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1,
                                                                      2008.

                                                                      (GRAPHIC) VOTE BY INTERNET
                                                                                -    Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                -    Follow the steps outlined on the
                                                                                     secured website.

                                                                      (GRAPHIC) VOTE BY TELEPHONE
                                                                                -    Call toll free 1-800-652-VOTE (8683)
                                                                                     within the United States, Canada &
                                                                                     Puerto Rico any time on a touch tone
                                                                                     telephone. There is NO CHARGE to you
                                                                                     for the call.

Using a BLACK INK pen, mark your votes with an X as shown in                    -    Follow the instructions provided by the
this example. Please do not write outside the designated                             recorded message.
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD                                                123456           C0123456789          12345
============================================================================================================================
   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors:   01 - Benjamin R. Field III   02 - Victoria J. Herget   03 - John P. Kayser
                            04 - Richard K. Riederer     05 - Joseph D. Strauss    06 - Virginia L. Stringer
                            07 - James M. Wade                                                                             +

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 3 8 1                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUQB                                                                                                          +

   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------





============================================================================================================================
PROXY - MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
============================================================================================================================

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF
NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM
IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF
THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND
FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            FIRST AMERICAN MINNESOTA                                                                  (BAR CODE)
            MUNICIPAL INCOME FUND II, INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2                                                     ELECTRONIC VOTING INSTRUCTIONS
            ADD 3
            ADD 4                                                     YOU CAN VOTE BY INTERNET OR TELEPHONE!
            ADD 5                                                     AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
            ADD 6
                                                                      Instead of mailing your proxy, you may choose one
            (BAR CODE)                                                of the two voting methods outlined below to vote
                                                                      your proxy.

                                                                      VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                      PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE
                                                                      RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1,
                                                                      2008.

                                                                      (GRAPHIC) VOTE BY INTERNET
                                                                                -    Log on to the Internet and go to
                                                                                     WWW.INVESTORVOTE.COM

                                                                                -    Follow the steps outlined on the
                                                                                     secured website.

                                                                      (GRAPHIC) VOTE BY TELEPHONE
                                                                                -    Call toll free 1-800-652-VOTE (8683)
                                                                                     within the United States, Canada &
                                                                                     Puerto Rico any time on a touch tone
                                                                                     telephone. There is NO CHARGE to you
                                                                                     for the call.

Using a BLACK INK pen, mark your votes with an X as shown in                    -    Follow the instructions provided by the
this example. Please do not write outside the designated                             recorded message
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD                                                123456           C0123456789          12345
============================================================================================================================
   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Directors:   01 - Benjamin R. Field III   02 - Victoria J. Herget   03 - John P. Kayser
                            04 - Richard K. Riederer     05 - Joseph D. Strauss    06 - Virginia L. Stringer
                            07 - James M. Wade                                                                             +

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 5 0 1                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUMA                                                                                                          +

   (ARROW) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                         PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------






============================================================================================================================
PROXY - FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
============================================================================================================================

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF
NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM
IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF
THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND
FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            MINNESOTA MUNICIPAL                                                                       (BAR CODE)
            INCOME PORTFOLIO INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            (BAR CODE)






















Using a BLACK INK pen, mark your votes with an X as shown in this example. Please do not write outside the designated
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD
============================================================================================================================
      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson        03 - Victoria J. Herget
                          04 - John P. Kayser          05 - Leonard W. Kedrowski   06 - Richard K. Riederer                +
                          07 - Joseph D. Strauss       08 - Virginia L. Stringer   09 - James M. Wade

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07   08   09
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 3 8 3                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YV6A                                                                                                          +

      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------





============================================================================================================================
PROXY -- MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
============================================================================================================================

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Income Portfolio, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS
THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO
SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

            FIRST AMERICAN MINNESOTA                                                                  (BAR CODE)
            MUNICIPAL INCOME FUND II, INC.
                                                                                                      (BAR CODE)  C123456789

                                                      000004          000000000.000000 ext   000000000.000000 ext
                                                                      000000000.000000 ext   000000000.000000 ext
 (BAR CODE) MR A SAMPLE                                               000000000.000000 ext   000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            (BAR CODE)






















Using a BLACK INK pen, mark your votes with an X as shown in this example. Please do not write outside the designated
areas.                                                       [X]

============================================================================================================================
ANNUAL MEETING PROXY CARD
============================================================================================================================
      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2 .

1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson        03 - Victoria J. Herget
                          04 - John P. Kayser          05 - Leonard W. Kedrowski   06 - Richard K. Riederer                +
                          07 - Joseph D. Strauss       08 - Virginia L. Stringer   09 - James M. Wade

[ ]  MARK HERE TO VOTE FOR ALL NOMINEES

[ ]  MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                                01   02   03   04   05   06   07   08   09
[ ]  FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark        [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
     the box to the left and the corresponding numbered box(es) to the right.

                                                                 FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as independent   [ ]     [ ]       [ ]
   registered public accountants for the Fund.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

B NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.                  COMMENTS -- Please print your comments below.
------------------------------------------------------------          ------------------------------------------------------

------------------------------------------------------------          ------------------------------------------------------

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

      Date (mm/dd/yyyy)                             Signature 1                                 Signature 2
-- Please print date below.       -- Please keep signature within the box.       -- Please keep signature within the box.
---------------------------       ----------------------------------------       ----------------------------------------
         /        /
---------------------------       ----------------------------------------       ----------------------------------------

(SQUARE)   (BAR CODE)             C 1234567890                       J N T       MR A SAMPLE (THIS AREA IS SET UP TO
                                  1 U P X   0 1 9 7 5 0 3                        ACCOMMODATE 140 CHARACTERS) MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND MR A
                                                                                 SAMPLE AND MR A SAMPLE AND MR A SAMPLE
                                                                                 AND MR A SAMPLE AND MR A SAMPLE AND

(STOCK#)   00YUUA                                                                                                          +

      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
----------------------------------------------------------------------------------------------------------------------------





============================================================================================================================
PROXY -- FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
============================================================================================================================

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all Preferred shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2008, and atany adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS
THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR
EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO
SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.